Trust of Administration	12 Months Ended
Dec. 31, 2017
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Trust of Administration
39.	TRUST OF ADMINISTRATION

Since 2008, the subsidiary Ferrosur Roca S.A. must make annual fee contributions (canon) of the 3% of its total revenues to a fund for the improvement of the interurban railroad system. However, until 2013, the procedure for contributing the amounts accrued had not been established.

On February 5, 2013, a trust agreement was signed between Ferrosur Roca S.A. and Banco de la Nación Argentina (the Bank) in order to fulfill the formalization process necessary to manage the funds paid by Ferrosur Roca S.A. as payment for the investment works intended to strengthen the interurban rail system.

Until December 31, 2015, the amounts transferred to the Trust were considered contingent assets since, although the amounts were deposited in a Trust, there was significant uncertainty in relation to the fact that the future economic benefits were expected to flow to the entity.

On July 27, 2016, the Ministry of Transportation issued the Rule N° 218, establishing a procedure for the certification of proposed works by rail concessionaires.

Based on the new regulation, the Company recognized all the amounts transferred to the Trust under the line Other receivables from Trust of Administration. The contributions of the year amounted to 27,825,262. Prior year contributions were recognized also as a receivable for 84,441,612, as disclosed in Other gains and losses.

The use of the funds has to be approved by the regulatory authority; accordingly, the Company is not entitled to direct the relevant activities.

The Bank manages transactions and invests the funds mainly in time deposits. The Company recognize the interest income and the Bank’s fees in profit or loss.

On May 24, 2017, the Secretary of Transport Management approved the called “Improvement of 29,215 kilometers of railway” work, for a total amount of 114,364,785 that will be affected by the bank to the payment of Company’s suppliers.